Exhibit 10.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-54356, 333-117849, 333-136633, 333-158983 and 333-164064) pertaining to the 2003 Share Option Plan of Ceragon Networks Ltd. of our reports dated March 31, 2011, with respect to the consolidated financial statements of Ceragon Networks Ltd. and the effectiveness of internal control over financial reporting of Ceragon Networks Ltd., included in this Annual Report on Form 20-F for the year ended December 31, 2010.

Tel-Aviv, Israel March 31, 2011	/s/ KOST FORER GABBAY and KASIERER KOST FORER GABBAY and KASIERER A Member of Ernst & Young Global